Exhibit 10.5

                                    AMENDMENT
                                       TO
                          CONVERTIBLE LOAN AGREEMENT #5


                  THIS AMENDING AGREEMENT dated effective the 17th day of November, 1998

BETWEEN:

                  TOMASOVICH FAMILY TRUST, 600 Wilshire Boulevard, Suite 1410, Los Angeles, California, 90017

                  (the "Lender")

AND:

                  IDAHO CONSOLIDATED METALS CORPORATION, a company incorporated under the laws of British Columbia, having its principal office at 540 Main Street, Suite 470, Lewiston, Idaho, 83501

                  (the "Borrower")

                  WHEREAS by convertible loan agreement #5 ("Convertible Loan Agreement #5) dated October 1, 1998 between the Lender and the Borrower, the Lender agreed to lend to the Borrower up to the principal sum of U.S.$300,000 (the "Loan"), on the terms and conditions set forth in Convertible Loan Agreement #5.

                  AND WHEREAS the Lender advanced the sum of U.S.$300,000 to the
Borrower  on  November  17,  1998  and  in  addition,   advanced  an  additional
U.S.$22,000 (the "Additional Loan") to the Borrower on November 17, 1998.

                  AND WHEREAS the Borrower and the Lender have agreed to make the Additional Loan subject to the terms and conditions of Convertible Loan Agreement #5.

                  NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. The Borrower and the Lender acknowledge and agree that the Lender has lent to the Borrower the Additional Loan, which funds were advanced by the Lender to the Borrower on November 17, 1998.

2. The Borrower and the Lender hereby agree that the Convertible Loan Agreement #5 is hereby amended by:

     (a) deleting the reference to "U.S.$300,000" contained in paragraph 2.2 and substituting therefore "U.S.$322,000"; and

     (b) deleting the reference to "U.S.$300,000" contained in paragraph 2.3 and substituting therefore "U.S.$322,000".

3. In all other respects, the terms and conditions of Convertible Loan Agreement #5 are hereby ratified and confirmed.

4. The parties will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving affect to this Amending Agreement.

5. This Amending Agreement is subject to acceptance for filing by the Vancouver Stock Exchange.

6. This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, successors and permitted assigns.

7. This Amending Agreement may be executed in counterparts and by facsimile with the same effect as if all parties had signed the same document and all such counterparts will be construed together and will constitute one and the same instrument.

                  IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


THE CORPORATE SEAL of IDAHO CONSOLIDATED  METALS CORPORATION was  )
hereunto affixed in the presence of:                              )
                                                                  )
Per:     ____________________________                             )
         Authorized Signatory                                     )          C/S
                                                                  )
Per:     ____________________________                             )
         Authorized Signatory                                     )
                                                                  )

TOMASOVICH FAMILY TRUST


Per:     __________________________________
         Authorized Signatory